                                                                 Exhibit 4.13


                               AMENDMENT NUMBER 1
                    SIGNED ON THE 29TH DAY OF FEBRUARY, 2000


To the Share Purchase Agreement (the "Agreement") signed on the 22nd day of February 2000, signed by and between:

(1)    The Selling Shareholders as defined in the Agreement.

(2) Samsung Electro-Mechanics Co.Ltd. ,a company organized under the laws of the Republic of Korea, of 314 Maetan 3-Dong, Paldal-Gu, Suwon, Kyunggi-Do, Korea 442-743 Korea and Samsung Venture Investment Corp., a company organized under the laws of the Republic of Korea, of and 16th Floor Samsung Yeok Sam Bldg. 647-9, Yeok Sam-Dong, KangNam-Gu, Korea 135-080 (collectively referred to as the "Purchaser"); and

(3) RADVision Ltd. of Raoul Wallenberg Street, Tel Aviv 69719, Israel (the "Company" and collectively with the Selling Shareholders, the "Sellers").

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. To replace section B to the Agreement with the following language:

2nd. The Purchaser desires to purchase an aggregate of 1,000,000 Ordinary Shares (the "Shares") from the Sellers according to the following proportion: Samsung Electro-Mechanics Co., Five Hundred and Ten Thousand (510,000) Shares and Samsung Venture Investment Corp Four Hundred and Ninety Thousand (490,000) Shares. The purchase of the Shares shall be at a price per share equal to the initial public offering price of the Ordinary Shares, subject to the terms and conditions set forth herein; and

2. To replace Schedule 2.1 to the Agreement with the Schedule 2.1 attached to this amendment.

3. All the other terms and conditions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by its duly authorized representatives as of the date first above written.

Samsung Electro-Mechanics Co., Ltd

By:  /s/ HYUNG-DO LEE
   -------------------------------------
Name: Hyung-Do Lee
Title: President and CEO

Samsung Venture Investment Corp.

By:
   -------------------------------------
Name:
Title:

RADVision Ltd.

By:  /s/ YEHUDA ZISAPEL
   -------------------------------------
Name: Yehuda Zisapel
Title:


SELLING SHAREHOLDERS

---------------------------------------------------------------------------------------------
NAME AND ADDRESS OF SELLING SHAREHOLDER                                 SIGNATURE
---------------------------------------------------------------------------------------------
Yehuda Zisapel                                           By:                 *
23 Kisufim Street                                          ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Zohar Zisapel                                            By:                 *
54 Pinchas Street                                          ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Michael & Klil Properties (93) Ltd.                      By:                 *
12 Hanechoshet Street                                      ---------------------------------
Tel Aviv 69710 Israel                                    Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Lomsha Ltd.                                              By:                 *
12 Hanechoshet Street                                      ---------------------------------
Tel Aviv 69710 Israel                                    Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Amos Amir                                                By:                 *
9 Eliahu Hacham Street                                     ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Plonit Achzakot Ltd.                                     By:                 *
9 Eliahu Hacham Street                                     ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Nichsei Almonit Ltd.                                     By:                 *
12 Hanechoshet Street                                      ---------------------------------
Tel Aviv 69710 Israel                                    Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
RAD Data Communications Ltd.                             By:                 *
12 Hanechoshet Street                                      ---------------------------------
Tel Aviv 69710 Israel                                    Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Efraim Wachtel                                           By:                 *
20 Hagefen Street                                          ---------------------------------
Raanana, Israel                                          Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Daniella Ilan                                            By:                 *
12 Eliahu Hakim Street                                     ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Yoram Holtz                                              By:                 *
18 Hakotzer Street                                         ---------------------------------
Ramat Hasharon, Israel                                   Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Dario Zipris                                             By:                 *
9/5 Ussiskin Street                                        ---------------------------------
Ramat Hasharon, Israel                                   Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Ilan Seidner                                             By:                 *
3A Kushani Street                                          ---------------------------------
Ramat Aviv                                               Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Arie Oren                                                By:                 *
8 Tana Street                                              ---------------------------------
Rosh Haayin, Israel                                      Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Aaron Strossberg                                         By:                 *
16 Brodetsky Street                                        ---------------------------------
Rishon Lezion, Israel                                    Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Eitan Abramovitch                                        By:                 *
27 Hahatzav Street                                         ---------------------------------
Mevasseret Zion, Israel                                  Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Eli Luz                                                  By:                 *
c/o Trust Company of Maritime Bank of Israel Ltd.          ---------------------------------
35 Ahad Ha'am Street                                     Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Lerosh Investments Ltd.                                  By:                 *
c/o Trust Company of Maritime Bank of Israel Ltd.          ---------------------------------
35 Ahad Ha'am Street                                     Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Trust Company of Maritime Bank of Israel Ltd.            By:                 *
35 Ahad Ha'am Street                                       ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
ECI Telecom Ltd.                                         By:                 *
30 Hasivim Street                                          ---------------------------------
Petach Tikva, Israel                                     Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Factory Systemes SA                                      By:                 *
22, Rue Vladimir Jankelevitch                               ---------------------------------
Emerainville, 77437 Marne La Vallee                      Name:
Cedex 2, France                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Clal Venture Capital LP                                  By:                 *
Atidim Technology Park, Bldg. 4                            ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------\

---------------------------------------------------------------------------------------------
Robert Freeman                                           By:                 *
407 Robbins Road                                           ---------------------------------
Neptune, New Jersey                                      Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Shrem Pudim Kelner Trust Company Ltd.                    By:                 *
21 Haarbaah Street                                         ---------------------------------
Tel Aviv, Israel                                         Name:
                                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Evergreen Canada Israel Management Ltd.                  By:                 *
c/o Evergreen Israel                                       ---------------------------------
96 Rothschild Blvd.                                      Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
IJT Technologies Ltd.                                    By:                 *
c/o Evergreen Israel                                       ---------------------------------
96 Rothschild Blvd.                                      Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Periscope I Fund LP, an Israeli partnership              By:                 *
c/o Evergreen Israel                                       ---------------------------------
96 Rothschild Blvd.                                      Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------
Periscope I Fund LP, a Delaware partnership              By:                 *
c/o Evergreen Israel                                       ---------------------------------
96 Rothschild Blvd.                                      Name:
Tel Aviv, Israel                                               ------------------------------
                                                         Title:
                                                                -----------------------------
---------------------------------------------------------------------------------------------


*By: /s/ YEHUDA ZISAPEL
    --------------------------------
         Yehuda Zisapel
         (Attorney in fact)

                                 RADVISION LTD.
                                 --------------
                                  Schedule 2.1


                   NAME OF               TOTAL NUMBER SOLD       NUMBER OF SHARES SOLD TO      NUMBER OF SHARES
                   -------               -----------------      SAMSUNG ELECTRO MECHANICS       SOLD TO SAMSUNG
                                                                -------------------------    VENTURE INVESTMENT
        SELLING SHAREHOLDER                                                                  ------------------
        -------------------
             YEHUDA ZISAPEL                         179005                          91293                 87712
              ZOHAR ZISAPEL                          85177                          43440                 41737
             MICHAEL & KLIL                          52109                          26576                 25533
                LOMSHA LTD.                          52109                          26576                 25533
                  AMOS AMIR                           4659                           2376                  2283
      PLONIT ACHZAKOT (AMI)                           9816                           5006                  4810
      NICHSEI ALMONIT (AMI)                          33829                          17253                 16576
    RAD DATA COMMUNICATIONS                          37401                          19075                 18326
               EFFI WACHTEL                           1398                            713                   685
              DANIELLA ILAN                            932                            475                   457
                YORAM HOLTZ                            621                            317                   304
               DARIO ZIPRIS                            621                            317                   304
               ILAN SEIDNER                            202                            103                    99
                  ARIE OREN                            155                             79                    76
            AARON STRUSBERG                            155                             79                    76
          EITAN ABRAMOVITCH                            155                             79                    76
                    ELI LUZ                           4831                           2464                  2367
         LEROSH INVESTMENTS                          11819                           6028                  5791
     MARITIME TRUST COMPANY                          16013                           8167                  7846
                        ECI                          45818                          23367                 22451
           FACTORY SYSTEMES                          19227                           9806                  9421
    CLAL VENTURE CAPITAL LP                          91639                          46736                 44903
                FREEMAN BOB                           3077                           1569                  1508
           SHREM PUDIM LTD.                          38239                          19502                 18737
    EVERGREEN CANADA ISRAEL                           2733                           1394                  1339
            MANAGEMENT LTD.
      IJT TECHNOLOGIES LTD.                          26016                          13268                 12748
        PERISCOPE I FUND LP                          11665                           5949                  5716
                  (ISRAELI)
   PERISCOPE I FUND LP (US)                          45524                          23217                 22307

 TOTAL SELLING SHAREHOLDERS                         774945                         395224                379721

      TOTAL SOLD BY COMPANY                         225055                         114776                110279

                 TOTAL SOLD                        1000000                         510000                490000



                                                                    Updated 28/2